UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): June 24, 2005



                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer

                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01
Entry into a Material Definitive Agreement

On June 24, 2005, Access Pharmaceuticals, Inc. (the "Company") and Stephen B. Thompson, Vice President and Chief Financial Officer, signed an Employment Agreement for one year which may be automatically renewed for successive one-year periods. Mr. Thompson will be paid a yearly salary of $154,000, subject to adjustment by the Board. The Employment Agreement also grants
Mr. Thompson similar employee benefits as the Company's other executive officers. The Employment Agreement provides for:

* a bonus payable in cash and common stock related to the attainment of reasonable performance goals specified by the Board;
* stock options at the discretion of the Board;
* long-term disability insurance to provide compensation equal to at least $90,000 annually; and
* term life insurance coverage of $154,000.

Mr. Thompson is entitled to certain severance benefits in the event that the Company terminates his employment without cause or if Mr. Thompson terminates his employment following a change of control. In the event that the Company terminates the Employment Agreement for any reason, other than cause, Mr. Thompson would receive the salary due for six months. The Company will also continue benefits for such period. In the event that Mr. Thompson's employment is terminated within six months following a change of control or by Mr. Thompson upon the occurrence of certain events following a change in control, Mr. Thompson would receive twelve months salary and his stock options shall become immediately exercisable. The Company will also continue payment of benefits for such period.

                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated June 29, 2005

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